UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Bottomline Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which the transaction applies:
	(2)	Aggregate number of securities to which the transaction applies:
	(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of the transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing party:
	(4)	Date Filed:

This Schedule 14A relates solely to preliminary communications made prior to furnishing security holders with a proxy statement related to a proposed transaction in which an affiliate of Thoma Bravo, LP (“Thoma Bravo”) will be merged with and into Bottomline Technologies, Inc. (“Bottomline”), with Bottomline being the surviving corporation, upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated December 16, 2021, among Bottomline, Project RB Parent, LLC (“Parent”) and Project RB Merger Sub, Inc., a wholly owned subsidiary of Parent.

This Schedule 14A filing consists of the following documents relating to the proposed transaction:

•	Exhibit 99.1: Email distributed to Bottomline employees

•	Exhibit 99.2: Employee FAQ distributed to Bottomline employees

•	Exhibit 99.3: Email distributed to Bottomline partners and vendors

•	Exhibit 99.4: Email distributed to Bottomline Customers

•	Exhibit 99.5: Bottomline social media posts from December 17, 2021

Important Information and Where to Find It

In connection with the proposed transaction between Bottomline Technologies, Inc. (“Bottomline”) and an affiliate of Thoma Bravo, LP (“Thoma Bravo”), Bottomline will file with the Securities and Exchange Commission (“SEC”) a proxy statement (the “Proxy Statement”), the definitive version of which will be sent or provided to Bottomline stockholders. Bottomline may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which Bottomline may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by Bottomline through the website maintained by the SEC at www.sec.gov, Bottomline’s investor relations website at https://investors.Bottomline.com or by contacting the Bottomline investor relations department at the following:

Bottomline Technologies, Inc.

(603) 501-4840

investors@bottomline.com

Participants in the Solicitation

Bottomline and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Bottomline’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Bottomline’s proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on October 21, 2021. Bottomline stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Bottomline directors and executive officers in the transaction, which may be different than those of Bottomline stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the transaction. You may obtain free copies of these documents using the sources indicated above.

Forward-Looking Statements Disclaimer

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Bottomline’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by Bottomline and Thoma Bravo, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining shareholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of Bottomline’s business and other conditions to the completion of the transaction; (ii) the impact of the COVID-19 pandemic on Bottomline’s business and general economic conditions; (iii) Bottomline’s ability to implement its business strategy; (iv) significant transaction costs associated with the proposed transaction; (v) potential litigation relating to the proposed transaction; (vi) the risk that disruptions from the proposed transaction will harm Bottomline’s business, including current plans and operations; (vii) the ability of Bottomline to retain and hire key personnel; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) legislative, regulatory and economic developments affecting Bottomline’s business; (x) general economic and market developments and conditions; (xi) the evolving legal, regulatory and tax regimes under which Bottomline operates; (xii) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect Bottomline’s financial performance; (xiii) restrictions during the pendency of the proposed transaction that may impact Bottomline’s ability to pursue certain business opportunities or strategic transactions; and (xiv) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Bottomline’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the Proxy Statement to be filed with the U.S. Securities and Exchange Commission in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Bottomline’s financial condition, results of operations, or liquidity. Bottomline does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Exhibit 99.1

Bottomline Technologies 325 Corporate Drive Portsmouth, NH 03801 +1 603.436.0700 info@bottomline.com

Dear Bottomline Team,

Today, we are beginning an exciting new chapter for Bottomline. Moments ago, we announced that we’ve entered into an agreement to move from public ownership to private ownership with one of the world’s leading private equity firms, Thoma Bravo. This is a testament to the hard work the entire BT team, and will allow us more flexibility to advance the business, develop new capabilities for customers and accelerate growth.

We will be hosting an all BT team meeting today at 8:30 AM ET so that we can cover this news in greater detail. I encourage you all to join. In the meantime, I want to share my perspective on why we believe this partnership is such an exciting opportunity for Bottomline, and what it means for us as a team and company.

Thoma Bravo is the ideal partner for Bottomline. As one of the most experienced and successful software and financial technology investors in the world, Thoma Bravo has a strong track record of accelerating the growth and product innovation of the companies they partner with, focusing on collaboration and building even stronger businesses. Importantly, Thoma Bravo has a deep appreciation for Bottomline’s people, products, partners and future growth opportunities. As we move forward with Thoma Bravo and into private ownership, we’ll benefit from greater flexibility and additional expertise to focus on what matters most – building on our leadership position, investing in continued innovation and accelerating go-to-market efforts to deliver increased value to customers and growth for Bottomline.

Together with Thoma Bravo, Bottomline will continue to be the same company we are today – just with a different ownership structure. This partnership is about building on our strong foundation, and our mission and values are key to that. Importantly, our business priorities – delighting customers, driving growth and working with and for each other – will remain our North Star, now and in the future.

While this is an exciting day for all of us, please keep in mind that today’s announcement is just the first step. There are a number of customary conditions to satisfy over the coming months before the transaction is complete, including receipt of shareholder and regulatory approvals. Until then, it is business as usual and we are continuing to operate as a public company. Once the transaction is closed, which we expect to occur in the second calendar quarter of 2022, we will effectively have one ownership group instead of many public investors, and our stock will no longer trade on Nasdaq. The announcement press release https://www.globenewswire.com/en/news-release/2021/12/17/2354388/28640/en/Bottomline-to-be-Acquired-by-Thoma-Bravo-for-2-6-Billion.html provides some additional context around this partnership.

I want to thank you for your commitment to Bottomline. This partnership and the opportunities it will create for Bottomline are a direct result of your dedication to the Company we’ve built together.

I am incredibly proud of all that we have accomplished together. I hope you share in my enthusiasm for this next chapter for our company.

Rob Eberle

President and CEO

Important Information and Where to Find It

In connection with the proposed transaction between Bottomline Technologies, Inc. (“Bottomline”) and an affiliate of Thoma Bravo, LP (“Thoma Bravo”), Bottomline will file with the Securities and Exchange Commission (“SEC”) a proxy statement (the “Proxy Statement”), the definitive version of which will be sent or provided to Bottomline stockholders. Bottomline may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which Bottomline may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by Bottomline through the website maintained by the SEC at www.sec.gov, Bottomline’s investor relations website at https://investors.Bottomline.com or by contacting the Bottomline investor relations department at the following:

Bottomline Technologies, Inc.

(603) 501-4840

investors@bottomline.com

Participants in the Solicitation

Bottomline and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Bottomline’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Bottomline’s proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on October 21, 2021. Bottomline stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Bottomline directors and executive officers in the transaction, which may be different than those of Bottomline stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the transaction. You may obtain free copies of these documents using the sources indicated above.

Forward-Looking Statements Disclaimer

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Bottomline’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by Bottomline and Thoma Bravo, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining shareholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of Bottomline’s business and other conditions to the completion of the transaction; (ii) the impact of the COVID-19 pandemic on Bottomline’s business and general economic conditions; (iii) Bottomline’s ability to implement its business strategy; (iv) significant transaction costs associated with the proposed transaction; (v) potential litigation relating to the proposed transaction; (vi) the risk that disruptions from the proposed transaction will harm Bottomline’s business, including current plans and operations; (vii) the ability of Bottomline to retain and hire key personnel; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) legislative, regulatory and economic developments affecting Bottomline’s business; (x) general economic and market developments and conditions; (xi) the evolving legal, regulatory and tax regimes under which Bottomline operates; (xii) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect Bottomline’s financial performance; (xiii) restrictions during the pendency of the proposed transaction that may impact Bottomline’s ability to pursue certain business opportunities or strategic transactions; and (xiv) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Bottomline’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the Proxy Statement to be filed with the U.S. Securities and Exchange Commission in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Bottomline’s financial condition, results of operations, or liquidity. Bottomline does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Exhibit 99.2

EPAY Employee FAQ

1.	Why are we moving from public ownership to private ownership? Why now?

•

This partnership is an exciting next chapter for our company and will deliver significant long-term benefits for our employees, customers and channel partners while simultaneously delivering our public shareholders a substantial return on their investment in the company.

•

We will also stand to benefit from greater flexibility and additional expertise to focus on what matters most—building on our leadership position, investing in continued innovation and accelerating go-to-market efforts to deliver increased value to customers and growth for Bottomline.

2.	Who is Thoma Bravo?

•

Thoma Bravo is one of the most experienced and successful software and financial technology investors in the world and has a strong track record of accelerating the growth and product innovation of the companies they partner with, focusing on collaboration and building even stronger businesses.

•

We are confident that Thoma Bravo is the ideal partner for Bottomline given its strong track record of investment in the technology industry and its deep appreciation for Bottomline’s people, products, partners and future growth opportunities.

3.	What does this mean for employees?

•	Together with Thoma Bravo, Bottomline will continue to be the same company we are today – just with a different ownership structure.

•	This partnership is about building on our strong foundation, and our mission and values are key to that.

•	Importantly, our business priorities – delighting customers, driving growth and working with and for each other – will remain our North Star, now and in the future.

•	Thoma Bravo has a deep appreciation for Bottomline’s people, products, partners and future growth opportunities.

4.	What does it mean to become a private company? Are there benefits to being a private company?

•	Together with Thoma Bravo, Bottomline will continue to be the same company we are today – just with a different ownership structure.

•

We will benefit from greater flexibility and additional expertise to focus on what matters most – building on our leadership position, investing in continued innovation and accelerating go-to-market efforts to deliver increased value to customers and growth for Bottomline.

•

Once the transaction is closed, which we expect to occur in the second calendar quarter of 2022, we will effectively have one ownership group instead of many public investors, and our stock will no longer trade on Nasdaq.

5.	Does this change Bottomline’s strategy?

•	Thoma Bravo’s approach is to bring further expertise to the table to help companies build even stronger businesses.

•	We have a leading product set and a track record of delighting customers. Thoma Bravo recognizes this and looks forward to supporting us as we work to take our growth to the next level.

•

In fact, as we move forward with Thoma Bravo, we will stand to benefit from greater flexibility and additional expertise to focus on what matters most – building on our leadership position, investing in continued innovation and accelerating go-to-market efforts to deliver increased value to customers and growth for Bottomline.

6.	How will this announcement affect employees’ day-to-day responsibilities?

•

Together with Thoma Bravo, Bottomline will continue to be the same company we are today – just with a different ownership structure; you should expect little to no change in your day-to-day routine as a result of this announcement.

•	We are relying on you to stay focused on your day-to-day responsibilities.

7.	Will this announcement have any impact on employee benefits and compensation? Will it impact our vacation or leave policies?

•

It is important to remember that until the transaction closes, which we expect to occur in the second calendar quarter of 2022, we will continue to operate as an independent, publicly traded company, with no impact to benefits or compensation as a result of this announcement.

•

While it is still too early to give definitive answers on all of these points, there are no planned or contemplated changes to our general compensation and benefits programs (salaries, bonuses, broad-based employee benefits, etc.) at this time.

•	To the extent there are any changes to any of our policies or programs, we will inform you in advance with detailed communications.

8.	Will there be any changes to the Bottomline name and brand as a result of this announcement? How about our offices?

•	We will continue operating under the Bottomline name and brand, and our offices will remain the same.

9.	Will there be changes to our management team as a result of this announcement?

•

The Thoma Bravo team has a deep appreciation for Bottomline’s people, products, partners and future growth opportunities. At this time, and for the near future, we’re focused on closing the transaction, driving growth and delighting customers.

•	Bottomline has evolved over the years, and will continue to do so with Thoma Bravo. That being said, there are no planned or contemplated changes at this time.

10.	What is the timeline to close? What do I need to do between now and close?

•	The transaction is expected to close in the second calendar quarter of 2022, subject to customary conditions, including receipt of shareholder and regulatory approvals.

•	Until then, it’s business as usual, and we will continue to operate as a public company.

11.	What should we tell our customers and partners who ask about this announcement?

•	We’ll be distributing communications materials to relevant teams to leverage in these conversations, but in short, you can tell them that it’s business as usual at Bottomline.

•

As we move forward with Thoma Bravo, we will stand to gain greater flexibility and additional expertise to focus on what matters most – building on our leadership position, investing in continued innovation and accelerating go-to-market efforts to deliver increased value to customers and growth for Bottomline.

•	In addition, with Thoma Bravo’s operating capabilities, capital resources and sector expertise, we will be even better positioned to provide our customers with a diverse portfolio of leading products.

•	Importantly, we are operating as usual, with no changes to contracts or company contacts.

•	Delivering for, and delighting our customers remains our top priority.

12.	Who can I contact if I have any questions?

•	If you have any further questions, do not hesitate to reach out to your manager.

•	We are committed to keeping you informed as we have updates to share.

Important Information and Where to Find It

In connection with the proposed transaction between Bottomline Technologies, Inc. (“Bottomline”) and an affiliate of Thoma Bravo, LP (“Thoma Bravo”), Bottomline will file with the Securities and Exchange Commission (“SEC”) a proxy statement (the “Proxy Statement”), the definitive version of which will be sent or provided to Bottomline stockholders. Bottomline may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which Bottomline may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by Bottomline through the website maintained by the SEC at www.sec.gov, Bottomline’s investor relations website at https://investors.Bottomline.com or by contacting the Bottomline investor relations department at the following:

Bottomline Technologies, Inc.

(603) 501-4840

investors@bottomline.com

Participants in the Solicitation

Bottomline and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Bottomline’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Bottomline’s proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on October 21, 2021. Bottomline stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Bottomline directors and executive officers in the transaction, which may be different than those of Bottomline stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the transaction. You may obtain free copies of these documents using the sources indicated above.

Forward-Looking Statements Disclaimer

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Bottomline’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by Bottomline and Thoma Bravo, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining shareholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of Bottomline’s business and other conditions to the completion of the transaction; (ii) the impact of the COVID-19 pandemic on Bottomline’s business and general economic conditions; (iii) Bottomline’s ability to implement its business strategy; (iv) significant transaction costs associated with the proposed transaction; (v) potential litigation relating to the proposed transaction; (vi) the risk that disruptions from the proposed transaction will harm Bottomline’s business, including current plans and operations; (vii) the ability of Bottomline to retain and hire key personnel; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) legislative, regulatory and economic developments affecting Bottomline’s business; (x) general economic and market developments and conditions; (xi) the evolving legal, regulatory and tax regimes under which Bottomline operates; (xii) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect Bottomline’s financial performance; (xiii) restrictions during the pendency of the proposed transaction that may impact Bottomline’s ability to pursue certain business opportunities or strategic transactions; and (xiv) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Bottomline’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the Proxy Statement to be filed with the U.S. Securities and Exchange Commission in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Bottomline’s financial condition, results of operations, or liquidity. Bottomline does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Exhibit 99.3

Bottomline Technologies

325 Corporate Drive

Portsmouth, NH 03801

+1 603.436.0700

info@bottomline.com

Dear Valued Partner,

Today, we are beginning an exciting new chapter for Bottomline. Moments ago, we announced that we’ve entered into an agreement to move from public ownership to private ownership with one of the world’s leading private equity firms, Thoma Bravo. This will allow us more flexibility to advance the business, develop new capabilities for customers and accelerate growth.

Together with Thoma Bravo, we expect to gain greater flexibility and additional expertise to focus on what matters most – building on our leadership position, investing in innovation and accelerating go-to-market efforts to deliver increased value for our customers and growth for Bottomline. And, with Thoma Bravo’s operating capabilities, capital resources and sector expertise, we will be even better positioned to provide our customers with a diverse portfolio of leading products.

Looking ahead, we expect the transaction to close in the second calendar quarter of 2022, subject to customary conditions. Until then, we will remain an independent, publicly traded company and are operating as usual. There is no change to our partnership, your contract or company contact. To that end, please do not hesitate to reach out to your usual Bottomline contact with any questions. You can find more details on this partnership in the press release https://www.globenewswire.com/en/news-release/2021/12/17/2354388/28640/en/Bottomline-to-be-Acquired-by-Thoma-Bravo-for-2-6-Billion.html we issued.

As always, we remain focused on our mission to make complex business payments simple, smart and secure. On behalf of the entire Bottomline team, thank you for your continued partnership. We look forward to working with you for years to come.

Rob Eberle

President and CEO

Important Information and Where to Find It

In connection with the proposed transaction between Bottomline Technologies, Inc. (“Bottomline”) and an affiliate of Thoma Bravo, LP (“Thoma Bravo”), Bottomline will file with the Securities and Exchange Commission (“SEC”) a proxy statement (the “Proxy Statement”), the definitive version of which will be sent or provided to Bottomline stockholders. Bottomline may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which Bottomline may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by Bottomline through the website maintained by the SEC at www.sec.gov, Bottomline’s investor relations website at https://investors.Bottomline.com or by contacting the Bottomline investor relations department at the following:

Bottomline Technologies, Inc.

(603) 501-4840

investors@bottomline.com

Participants in the Solicitation

Bottomline and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Bottomline’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Bottomline’s proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on October 21, 2021. Bottomline stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Bottomline directors and executive officers in the transaction, which may be different than those of Bottomline stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the transaction. You may obtain free copies of these documents using the sources indicated above.

Forward-Looking Statements Disclaimer

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Bottomline’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by Bottomline and Thoma Bravo, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining shareholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of Bottomline’s business and other conditions to the completion of the transaction; (ii) the impact of the COVID-19 pandemic on Bottomline’s business and general economic conditions; (iii) Bottomline’s ability to implement its business strategy; (iv) significant transaction costs associated with the proposed transaction; (v) potential litigation relating to the proposed transaction; (vi) the risk that disruptions from the proposed transaction will harm Bottomline’s business, including current plans and operations; (vii) the ability of Bottomline to retain and hire key personnel; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) legislative, regulatory and economic developments affecting Bottomline’s business; (x) general economic and market developments and conditions; (xi) the evolving legal, regulatory and tax regimes under which Bottomline operates; (xii) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect Bottomline’s financial performance; (xiii) restrictions during the pendency of the proposed transaction that may impact Bottomline’s ability to pursue certain business opportunities or strategic transactions; and (xiv) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Bottomline’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the Proxy Statement to be filed with the U.S. Securities and Exchange Commission in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Bottomline’s financial condition, results of operations, or liquidity. Bottomline does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Exhibit 99.4

Bottomline Technologies

325 Corporate Drive

Portsmouth, NH 03801

+1 603.436.0700

info@bottomline.com

Dear Valued Customer,

Today, we are beginning an exciting new chapter for Bottomline. Moments ago, we announced that we’ve entered into an agreement to move from public ownership to private ownership with one of the world’s leading private equity firms, Thoma Bravo. This will allow us more flexibility to advance the business, develop new capabilities for customers and accelerate growth. Delighting you, our customers, has been and remains our most important guiding principle.

As we begin this next chapter as a private company, we believe Thoma Bravo is the ideal partner for Bottomline given its strong track record of investment in the technology industry and its deep appreciation for Bottomline’s people, products and the strength of our customer base. Together with Thoma Bravo, we expect to gain greater flexibility and additional expertise to focus on what matters most – building on our leadership position, investing in continued innovation and accelerating go-to-market efforts to deliver increased value to our customers and growth for Bottomline. And, with Thoma Bravo’s operating capabilities, capital resources and sector expertise, we will be even better positioned to provide our customers like you with a diverse portfolio of leading products.

Together with Thoma Bravo, Bottomline will continue to be the same company we are today – just with a different ownership structure. Our guiding principles and customer-first approach will remain the same, now and in the future. We are operating as usual, with no changes to your contract, company contact or how we work with you. To that end, please do not hesitate to reach out to your usual contact with any questions you have regarding this partnership and what it means for you. You can find more details on this partnership in the press release https://www.globenewswire.com/en/news-release/2021/12/17/2354388/28640/en/Bottomline-to-be-Acquired-by-Thoma-Bravo-for-2-6-Billion.html we issued.

Looking ahead, we expect the transaction to close in the second calendar quarter of 2022, subject to customary conditions. Until then, we will remain an independent, publicly traded company. It is business as usual and you can continue to expect the same world-class products and support that you have come to rely on from us.

As always, delivering for our customers remains our top priority. On behalf of the entire Bottomline team, thank you for your continued support.

Rob Eberle

President and CEO

Important Information and Where to Find It

In connection with the proposed transaction between Bottomline Technologies, Inc. (“Bottomline”) and an affiliate of Thoma Bravo, LP (“Thoma Bravo”), Bottomline will file with the Securities and Exchange Commission (“SEC”) a proxy statement (the “Proxy Statement”), the definitive version of which will be sent or provided to Bottomline stockholders. Bottomline may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which Bottomline may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by Bottomline through the website maintained by the SEC at www.sec.gov, Bottomline’s investor relations website at https://investors.Bottomline.com or by contacting the Bottomline investor relations department at the following:

Bottomline Technologies, Inc.

(603) 501-4840

investors@bottomline.com

Participants in the Solicitation

Bottomline and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Bottomline’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Bottomline’s proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on October 21, 2021. Bottomline stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Bottomline directors and executive officers in the transaction, which may be different than those of Bottomline stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the transaction. You may obtain free copies of these documents using the sources indicated above.

Forward-Looking Statements Disclaimer

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Bottomline’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by Bottomline and Thoma Bravo, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining shareholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of Bottomline’s business and other conditions to the completion of the transaction; (ii) the impact of the COVID-19 pandemic on Bottomline’s business and general economic conditions; (iii) Bottomline’s ability to implement its business strategy; (iv) significant transaction costs associated with the proposed transaction; (v) potential litigation relating to the proposed transaction; (vi) the risk that disruptions from the proposed transaction will harm Bottomline’s business, including current plans and operations; (vii) the ability of Bottomline to retain and hire key personnel; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) legislative, regulatory and economic developments affecting Bottomline’s business; (x) general economic and market developments and conditions; (xi) the evolving legal, regulatory and tax regimes under which Bottomline operates; (xii) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect Bottomline’s financial performance; (xiii) restrictions during the pendency of the proposed transaction that may impact Bottomline’s ability to pursue certain business opportunities or strategic transactions; and (xiv) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Bottomline’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the Proxy Statement to be filed with the U.S. Securities and Exchange Commission in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Bottomline’s financial condition, results of operations, or liquidity. Bottomline does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Exhibit 99.5

Bottomline Social Media Posts from December 17, 2021